SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                          NEW PEOPLES BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 ..............................................................
         (2)     Aggregate number of securities to which transaction applies:
                 ..............................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ..............................................................
         (4)     Proposed maximum aggregate value of transaction:
                 ..............................................................
         (5)     Total fee paid:
                 ..............................................................

[  ]     Fee paid previously with preliminary materials.
                  ..............................................................

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
                 ..............................................................
         (2)     Form, Schedule or Registration Statement no.:
                 ..............................................................
         (3)     Filing Party:
                 ..............................................................
         (4)     Date Filed:
                 ..............................................................

                          NEW PEOPLES BANKSHARES, INC.









Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the "Company") to be held on Thursday, November 14, 2002 at 6:00 p.m. at the Honaker office of New Peoples Bank, 2 Gent Drive, Honaker, Virginia 24260. At the Annual Meeting, you will be asked to elect four directors for terms of three years each. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope you will participate in the Annual Meeting, either in person or by proxy.

                                         Sincerely,

                                         /s/ Kenneth D. Hart

                                         Kenneth D. Hart
                                         President and Chief Executive Officer



Honaker, Virginia
October 11, 2002

                          NEW PEOPLES BANKSHARES, INC.
                                  2 Gent Drive
                             Honaker, Virginia 24260

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               -------------------

         The Annual Meeting of Shareholders (the "Annual Meeting") of New Peoples Bankshares, Inc. (the "Company") will be held on Thursday, November 14, 2002 at 6:00 p.m. at the Honaker office of New Peoples Bank, 2 Gent Drive, Honaker, Virginia 24260, for the following purposes:

         1. To elect four directors to serve for terms of three years each expiring at the 2005 annual meeting of shareholders; and

         2. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of shares of Common Stock of record at the close of business on September 30, 2002, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                                            By Order of the Board of Directors

                                            /s/ Frank Sexton, Jr.

                                            Frank Sexton, Jr.
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary


October 11, 2002

                          NEW PEOPLES BANKSHARES, INC.
                                  2 Gent Drive
                             Honaker, Virginia 24260



                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share ("Common Stock"), of New Peoples Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, November 14, 2002 at 6:00 p.m. at the Honaker office of New Peoples Bank, 2 Gent Drive, Honaker, Virginia 24260, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about October 11, 2002 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On September 30, 2002, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 6,002,000 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors consists of 14 members, four of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2005. Ten other directors are serving terms that end in either 2003 or 2004, as indicated below.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the four nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each nominee's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of New Peoples Bank, Inc. (the "Bank"), the predecessor to and now a wholly owned subsidiary of the Company.

                Nominees for Election for Terms Expiring in 2005

         John D. Cox, 45, is the owner of Tri-County New Holland, a tractor and equipment business, in Kingsport, Tennessee. He has been a director since 1998.

         Charles H. Gent, Jr., 42, is self-employed in the logging and farming industry in Honaker, Virginia. He has been a director since 1998.

         A. Frank Kilgore, 50, is an attorney with Kilgore & Kilgore, P.C. in St. Paul, Virginia. He has been a director since 1998.

         Steven H. Starnes, 45, is President of Starnes Refrigeration & Air Conditioning, Inc. in Lebanon, Virginia. He has been a director since 1998.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

                 Incumbent Directors Whose Terms Expire in 2003

         Joe M. Carter, 64, is General Manager of Daugherty Chevrolet in Clinchport, Virginia. He has been a director since 1998.

         Harold Lynn Keene, 48, is President of Keene Carpet, Inc. and Harold Keene Coal Co., Inc. in Honaker, Virginia. He has been a director since 1998.

         John D. Maxfield, 59, is retired. He has been a director since 1998.

         Fred W. Meade, 68, is President of Big M Discount Stores and West Hills Estates, Inc. in St. Paul, Virginia. He has been a director since 1998.

         E. Virgil Sampson, Jr., 62, is the owner of Scott Jewellers in Gate City, Virginia. He is Chairman of the Board and has been a director since 1998.

                 Incumbent Directors Whose Terms Expire in 2004

         Tim W. Ball, 42, is self-employed as a farmer in Honaker, Virginia. He has been a director since 1999.

         Michael G. McGlothlin, 50, is an attorney with McGlothlin & Wife in Grundy, Virginia. He has been a director since 1998.

         Bill Ed Sample, 68, is self-employed as a farmer in Honaker, Virginia. He has been a director since 1998.

         Paul R. Vencill, Jr., 60, is the owner of Lebanon Equipment Co. in Lebanon, Virginia. He has been a director since 1998.

         B. Scott White, 56, is self-employed as a farmer in Castlewood, Virginia. He has been a director since 1998.

Executive Officers Who Are Not Directors

         The following biographical information discloses the age and business experience in the past five years for each of the Company's executive officers

         Kenneth D. Hart, 55, has served as the Company's President and Chief Executive Officer since 2001 and the Bank's President and Chief Executive Officer since 1998. From 1995 to 1998, he was Chief Administrative Officer of First Virginia Bank - Mountain Empire and, from 1975 to 1995, he was Chief Executive Officer of Peoples Bank, Inc.

         Frank Sexton, Jr., 52, has served as the Company's Executive Vice President, Chief Financial Officer and Secretary since 2001 and the Bank's Executive Vice President and Cashier since 1998. From 1991 to 1998, he was Senior Vice President and Cashier of First Virginia Bank - Mountain Empire.

Security Ownership of Management

         The following table sets forth, as of August 23, 2002, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the board of directors, by the executive officer named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                                                    Common Stock               Percentage
       Name                          Address                     Beneficially Owned (1)         of Class
       ----                          -------                     ----------------------         --------
Directors:

  Tim W. Ball                   P. O. Box 1356                             4,400                   *
                                Honaker, VA 24260

  Joe M. Carter                 RR4 Box 176                               11,220                   *
                                Clinchport, VA 24244

  John D. Cox                   13515 East Carters Valley Road            35,000                   *
                                Gate City, VA 24251

  Charles H. Gent, Jr.          P. O. Box 330                             12,400                   *
                                Honaker, VA 24260

  Harold Lynn Keene             P. O. Box 1320                            24,400                   *
                                Honaker, VA 24260

  A. Frank Kilgore              P. O. Box 1210                            56,700                   *
                                St. Paul, VA 24283

  John D. Maxfield              3270 Oak Circle Drive                     26,125                   *
                                Rosedale, VA 24280

  Michael G. McGlothlin         P. O. Box 810                             62,000                  1.0
                                Grundy, VA 24614

  Fred W. Meade                 P. O. Box 10                              28,400                   *
                                St. Paul, VA 24283

  Bill Ed Sample                Rt. 2 Box 361                             22,400                   *
                                Honaker, VA 24260

  E. Virgil Sampson, Jr.        P. O. Box 504                             21,576                   *
                                Gate City, VA 24251

  Steven H. Starnes             P. O. Box 2078                            18,400                   *
                                Lebanon, VA 24266

  Paul E. Vencill, Jr.          P. O. Box 129                             46,000                   *
                                Lebanon, VA 24266

  B. Scott White                Rt. 2 Box 181-A                          178,800                  3.0
                                Castlewood, VA 24224

                                       4

                                                                    Common Stock               Percentage
       Name                          Address                     Beneficially Owned (1)         of Class
       ----                          -------                     ----------------------         --------
Executive Officers:

  Kenneth D. Hart               Route 1, Box 279-A1                       69,000                  1.2
                                Honaker, Virginia 24260

  Frank Sexton, Jr.             P.O. Box 1018                             33,632                   *
                                Pound, Virginia 24279

All present executive                                                    650,453                  10.8
  officers and directors as a
  group (16 persons)
_____________________________
* Percentage of ownership is less than one percent of the outstanding  shares of
Common Stock.

(1) Amounts disclosed include shares of common stock that certain directors have the right to acquire upon the exercise of stock options exercisable within 60 days, as follows: Each of the 14 directors, 2,000 shares; Mr. Hart, 13,000 shares; and Mr. Sexton, 10,000 shares.


Security Ownership of Certain Beneficial Owners

         As of August 23, 2002, there are no persons known to the Company that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2001, all filing requirements applicable to its officers and directors were complied with.

The Board of Directors and its Committees

         There were 13 meetings of the Board of Directors in 2001. Each of the Company's directors, except for Messrs. Kilgore, McGlothlin and Starnes, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the director served.

         The Audit Committee consists of Messrs. Carter, Gent, and Keene. The Audit Committee is responsible for examining the affairs of the Company and the Bank at least annually, reporting the results of examinations and recommending changes in the manner of doing business. The Audit Committee held three meetings during the year ended December 31, 2001. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Personnel Committee acts as the Bank's compensation committee and consists of Messrs. Meade, Vencill and Sampson. The Personnel Committee acts as the compensation committee of the Company and the Bank and reviews management's performance and compensation, and reviews and sets guidelines for compensation of all employees. The Personnel Committee held one meeting during the year ended December 31, 2001.

         The Company does not have a standing nominating committee.

Director Compensation

         The Company pays each of its directors $100 per month for his service on its board of directors. In addition, in December 2001, the Company granted each of its directors options to purchase 2,000 shares of Common Stock. These options, which the Company granted under its 2001 Stock Option Plan, are immediately exercisable, have an exercise price of $7.50 per share and have a term of 10 years.

Executive Compensation

         The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation that the Company and the Bank paid, as well as certain other compensation paid or accrued for those years, to the named executive officer in all capacities in which he served:

                           Summary Compensation Table

                                                   Annual Compensation                     Long Term Compensation
                                                   -------------------                     ----------------------
                                                                                         Securities            All
       Name and                                                      Other Annual        Underlying           Other
  Principal Position        Year      Salary ($)     Bonus ($)     Compensation ($)    Options (#)(1)    Compensation(2)
  ------------------        ----      ----------     ---------     ----------------    --------------    ---------------
Kenneth D. Hart             2001         112,500        5,625            *                13,000             5,045
President and Chief         2000         100,000        4,792            *                    --             4,423
   Executive Officer        1999         100,000           --            *                    --             5,390

_______________________
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1) All share amounts have been adjusted to reflect a two-for-one stock split in January 2002.
(2) Amounts represent matching contributions under the Bank's defined contribution plan.

Stock Options

         The following table sets forth for the year ended December 31, 2001, the grants of stock options to the named executive officer:

                        Option Grants In Last Fiscal Year

                           Number of Securities      Percent of Total
                            Underlying Options      Options Granted to
                             Granted (#) (1)       Employees in Fiscal     Exercise or Base
Name                                                   Year (%) (2)       Price ($/Share) (3)     Expiration Date
----                       --------------------       ------------       -------------------      ---------------
Kenneth D. Hart                   13,000                  5.75%                   7.50            December 12, 2011

________________________
(1) All share amounts have been adjusted to reflect a two-for-one stock split in January 2002. The Company granted stock options at the market value of the shares of common stock at the grant date. The options are exercisable immediately.
(2) Options to purchase 226,000 shares of common stock were granted to employees during the year ended December 31, 2001.


         The named executive officer did not exercise any stock options during 2001. The following table sets forth the amount and value of stock options that the named executive officer held as of December 31, 2001:

                          Fiscal Year End Option Values

                                             Number of
                                        Securities Underlying                 Value of Unexercised
                                        Unexercised Options at                In-the-Money Options
                                        Fiscal Year End (#)(1)              at Fiscal Year End ($)(2)
                                        ----------------------              -------------------------

Name                                Exercisable       Unexercisable       Exercisable      Unexercisable
----                                -----------       -------------       -----------      -------------
Kenneth D. Hart                        13,000               --                 0                 --

______________________
(1) All share amounts have been adjusted to reflect a two-for-one stock split in January 2002.
(2) The value of in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of a share of Common Stock on December 31, 2001 and the exercise price of the options.

Transactions with Management

         Some of the Company's directors and officers are at present, as in the past, are customers of the Bank, and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with these directors and officers and their affiliates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

         There are no legal proceedings to which any of the Company's directors or executive officers, or any of their affiliates, is a party that would be material and adverse to the Company.

Personnel Committee Report on Executive Compensation

         The Personnel Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation.

         The Committee, which is composed of non-employee directors of the Company listed below, recommends to the Board of Directors the annual salary levels to be paid to the executive officers of the Company and the Bank. Currently, the individuals serving as Chief Executive Officer and executive officers of the Company also serve in the same capacities, respectively, for the Bank. These officers are presently compensated for services rendered by them to the Bank, but not for services rendered by them to the Company. The Committee also makes recommendations to the Board of Directors with respect to other compensation-related matters.

         The Committee has developed and implemented compensation policies and plans that seek to enhance the profitability of the Company and maximize shareholder value by aligning closely the financial interests of its senior officers with those of its shareholders. The policies are designed to provide competitive levels of compensation to attract and retain corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. The components of the compensation of executive officers of the Company and the Bank are salaries and bonuses paid by the Bank and long-term incentives through stock options granted by the Company.

         The performance of the Company, in general, is considered in determining the amount of annual salary increases. The Committee sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks located in Virginia. The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities. In addition, based on the performance of the Company, both in growth and performance, the Committee sets annual bonuses at the same level for all employees, including the Chief Executive Officer.

         The Committee approves the Chief Executive Officer's annual salary based on the above criteria and its assessment of both the Chief Executive Officer's past performance and expected future contributions in leading the Company and the Bank. In addition to the internal measures above, the Board of Directors also reviews the financial performance of the Company in relation to peer group averages. A subjective approach is used in its evaluation of these factors, and therefore the Committee does not rely on a formula or weights of specific factors.

         The stock option plan is intended to provide a means for selected key employees of the Company and the Bank to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and strengthening their desire to remain with the Company. The stock option plan permits the award of incentive stock options and non-qualified stock options to directors and eligible officers and key employees. The Board of Directors makes grants under the stock option plan on a discretionary basis, taking into consideration the respective scope of accountability and contributions of each director and employee, including the Chief Executive Officer, to the Company and the Bank.

                         Members of the Salary Committee
                                  Fred W. Meade
                             E. Virgil Sampson, Jr.
                              Paul E. Vencill, Jr.


                                STOCK PERFORMANCE

         The Common Stock is not listed on any exchange or quoted on the Nasdaq Stock Market. Shares of Common Stock have periodically been sold in a limited number of privately negotiated transactions. Because shares of Common Stock are not listed or traded on an exchange or in the over-the-counter market, the Company cannot be certain that the prices at which such shares have historically sold are not higher than the prices that would prevail in an active market where securities professionals participate.

         The following graph compares the Company's cumulative total shareholder return on its Common Stock, assuming an initial investment of $100, with the cumulative total return on the S&P 500 Index and the cumulative total return on a Company-constructed peer group index (consisting of Guaranty Financial Corporation, Pinnacle Bankshares Corporation, Potomac Bancshares, Inc., Summit Financial Group, Inc., Valley Financial Corporation and Virginia National Bank), as of December 31st of each year since the Bank commenced operations on October 28, 1998. The Company selected the companies in the peer group index in its good faith belief that these public companies are most similar to the Bank's business. Unlike shares of Common Stock, however, the stock of each of the companies in the peer group is listed or traded on an exchange or in the over-the-counter market. As a result, the comparisons presented in the following graph do not reflect similar market conditions.

         In addition, the following graph does not reflect a two-for-one stock split of shares of Common Stock in January 2002.

=================================================================================================================








                                              [PERFORMANCE GRAPH]








                                    CUMULATIVE TOTAL RETURN ON COMMON STOCK
-----------------------------------------------------------------------------------------------------------------
                                       October 28,                         At December 31,
-----------------------------------------------------------------------------------------------------------------
                                           1998           1998            1999           2000           2001
                                           ----           ----            ----           ----           ----
New Peoples Bankshares, Inc.              $100.00        $100.00         $100.00        $300.00       $200.00
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                             $100.00        $111.88         $133.73        $120.17       $104.50
-----------------------------------------------------------------------------------------------------------------
Peer Group Index                          $100.00        $103.53          $99.96         $85.25       $102.81
=================================================================================================================

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of S.B. Hoover & Co., LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. S.B. Hoover & Co., LLP has audited the financial statements of the Company and the Bank since their inception.

         Representatives of S.B. Hoover & Co., LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.


                                AUDIT INFORMATION

         The Audit Committee operates under a written charter that the Board of Directors has adopted. The members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

         Audit Fees. The aggregate amount of fees billed by S.B. Hoover & Co., LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and the review of the financial statements included in the Company's and the Bank's Quarterly Reports on Form 10-QSB for that fiscal year was $38,955.

         Financial Information System Design and Implementation Fees. There were no fees billed by S.B. Hoover & Co., LLP for professional services rendered to the Company and the Bank for the fiscal year ended December 31, 2001, for the design and implementation of financial information systems.

         All Other Fees. The aggregate amount of fees billed by S.B. Hoover & Co., LLP for all other non-audit services rendered to the Company and the Bank for the fiscal year ended December 31, 2001 was $18,668.

Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditor the audited financial statements. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditor the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                 Audit Committee
                                   Joe Carter
                                  Charles Gent
                                Harold Lynn Keene



                PROPOSALS FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2003 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 2 Gent Drive, Honaker, Virginia 24260, no later than June 13, 2003, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting.

         The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2003 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company no later than September 11, 2003. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2003 annual meeting of shareholders, notice must be received by the Secretary of the Company no later than September 11, 2003. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.


                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (EXCLUDING EXHIBITS) AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                [FORM OF PROXY]

                          New Peoples Bankshares, Inc.
               Annual Meeting of Shareholders - November 14, 2002

               Proxy Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Sheila Street and Sandy Slaughter, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the "Company"), to be held at the main office of the Company, 2 Gent Drive, Honaker, Virginia on November 14, 2002 at 6:00 p.m., local time, or any adjournments thereof, for the following purposes:

    1. To elect as directors John D. Cox, Charles H. Gent, Jr., A. Frank Kilgore, and Steven H. Starnes for terms of three years each expiring at the 2005 annual meeting of shareholders.

         [   ]  FOR nominees                    [   ]  WITHHOLD AUTHORITY to
                (except as written on                  vote for all nominees
                the line below)                        listed below

         (INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.)

         ______________________________________________________________________


    2. To transact such other business as may properly come before the Annual Meeting.



                               [CONTINUED ON BACK]

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1.


                                       Date:  _____/______/________

Name 1                                 Sign Here ______________________________
Name 2                                 Sign Here ______________________________
Name 3                                 Sign Here ______________________________
Account number                         Sign Here ______________________________
Number of Shares
                                       (If signing as Attorney, Administrator,
                                       Executor, Guardian or Trustee, please add your title as such.)

        PLEASE MARK, SIGN EXACTLY AS IT APPEARS ON CERTIFICATE, DATE AND
                 RETURN PROMPTLY. JOINT OWNERS MUST EACH SIGN.

                                    * * * * *
                                                  _____________________________
                                                  |Mailing Address Upside Down|
                                                  |Mailing Address Upside Down|
                                                  |Mailing Address Upside Down|
                                                  |Mailing Address Upside Down|
                                                  |Mailing Address Upside Down|
                                                  -----------------------------